UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) (c)           On November 4, 2011, American Express Company (the “Company”) announced the appointment of Linda Zukauckas as Executive Vice President, Corporate Comptroller and Principal Accounting Officer of the Company. The appointment of Ms. Zukauckas to this role is effective November 28, 2011.  Ms. Zukauckas will assume the position of Principal Accounting Officer from David Cornish, who has been the Acting Corporate Comptroller and Principal Accounting Officer since May 2011.  Mr. Cornish will resume his role as senior vice president, Deputy Controller and head of the Company’s Global Reporting team.

Ms. Zukauckas, age 50, most recently served as Managing Director – Corporate Strategy at Ally Financial Inc. (formerly GMAC Inc.).  During Ms. Zukauckas’s 11-year tenure at Ally, she also served as Corporate Controller and Chief Accounting Officer, Chief Financial Officer of North America Auto Finance and Global Head of Internal Audit.

In accordance with the terms of an employment offer letter between the Company and Ms. Zukauckas effective November 28, 2011, Ms. Zukauckas will be employed at will by the Company.  The employment offer letter provides for the following (with all equity grants subject to approval by the Company’s Compensation and Benefits Committee):

•	annual base salary of $450,000;

•	eligibility to participate beginning in 2012 in the Company’s annual incentive award and portfolio grant award programs with target award amounts of 55% of base salary and $285,000, respectively;

•
eligibility to participate beginning in 2012 in the Company’s annual long-term incentive award program with an award of restricted stock units or a combination of restricted stock units and stock options with a value of $450,000 on the date of grant;

•	a sign-on cash award of $500,000 that must be repaid in full if Ms. Zukauckas voluntarily terminates employment within one year of her start date;

•	a sign-on grant of restricted stock units awarded in January 2012 with a value of $100,000 on the date of grant, vesting in four equal installments over four years; and

•	eligibility to participate in the Company’s compensation and benefit plans and programs as may be generally made available to other executives of the Company at her level.

A copy of the press release announcing the appointment of Ms. Zukauckas is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release, dated November 4, 2011, announcing the appointment of Linda Zukauckas as Executive Vice President and Corporate Comptroller of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  November 4, 2011

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated November 4, 2011, announcing the appointment of Linda Zukauckas as Executive Vice President and Corporate Comptroller of the Company.